EXHIBIT 10.15


SCHEDULE OF EXECUTIVES RECEIVING SEVERANCE AGREEMENTS

Name of Executive                                    Severance Amount (4(I) (a))
---------------------------                          ---------------------------
E.W. Blanch, Jr.                                     three (3)
Rodman R. Fox                                        three (3)
Ian D. Packer                                        three (3)
Chris L. Walker                                      three (3)
Frank S. Wilkinson, Jr.                              three (3)